EXHIBIT AA (99.3)



                          JOINT FILING AGREEMENT

  In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Coca-Cola Bottling Co. Consolidated, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. Each party to this Joint Filing Agreement expressly authorizes The Coca-Cola Company to file on such party's behalf any and all amendments to such Statement. Each such party undertakes to notify The Coca-Cola Company of any changes giving rise to an obligation to file an amendment to
  Schedule 13D and it is understood that in connection with this Statement and all amendments thereto each such party shall be responsible only for information supplied by such party.

  In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 22nd day of December, 1997.

                                THE COCA-COLA COMPANY


                                By: /s/ JAMES E. CHESTNUT
                                    -----------------------------
                                   James E. Chestnut
                                   Senior Vice President and
                                   Chief Financial Officer


                                THE COCA-COLA TRADING COMPANY


                                By: /s/ JAMES E. CHESTNUT
                                    -----------------------------
                                   James E. Chestnut
                                   Vice President and
                                   Chief Financial Officer


                                COCA-COLA OASIS, INC.


                                By: /s/ JAMES E. CHESTNUT
                                    -----------------------------
                                    James E. Chestnut
                                   Chief Financial Officer


                                CAROLINA COCA-COLA BOTTLING
                                INVESTMENTS, INC.


                                By: /s/ JAMES E. CHESTNUT
                                    -----------------------------
                                   James E. Chestnut
                                   Senior Vice President and
                                   Chief Financial Officer